UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2014

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Strategic Latin America Fund
Ticker Symbol: (SLATX)

ANNUAL REPORT
March 31, 2014

Strategic Latin America Fund
a series of the Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Supplemental Information	22
Expense Example	24

This report and the financial statements contained herein are provided for the general information of the shareholders of the Strategic Latin America Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.strategiclatinamericafund.com

STRATEGIC ASSET MANAGEMENT, LTD – “on the ground”

Dear Shareholder:

On May 3, 2014 we will reach our fourth year of operations.  It is worth highlighting that Strategic Latin America Fund (SLATX) was launched with the intention of providing an investment vehicle to those investors seeking investment alternatives in the Latin American Region – from Mexico all the way to Argentina, excluding the Caribbean.  As such and by design, our intention was, and is, to include both asset classes (fixed income and equities) in one single product, in one single investment vehicle.

We continue to believe that SLATX`s flexible investment strategy coupled with the fact that our entire investment management team - born and raised in the Region, currently based “on the ground” - provides a unique perspective, a unique viewing lens.  Throughout our travels and due diligence visits, we at Strategic Asset Management, Ltd. (as advisors to the Fund) remain on the outlook for investment opportunities to be found in the Region, across different countries, asset classes, sectors and currencies as economies and businesses move along different stages of each particular cycle.

As in previous years, efforts were made to have at least 80% of the portfolio invested in the Latin American Region, though investments were not made in all countries that make up the Region.  We moderately invested the remaining portion of the Fund`s portfolio that was not allocated to the Region in US markets as well as securities we found attractive in the European markets.  A more detailed composition of the portfolio holdings can be found in the Schedule of Investments.

I would now like to share with you some thoughts on the events that transpired in the last year:

This last fiscal year showed a shift in the dynamics of the global economy in general.  Political unrest, social turmoil and the adoption of drastic austerity measures on behalf of certain governments added to the volatility of almost all international capital markets.  Perhaps the event that had the most repercussions across emerging markets and developed markets alike is related to the US Fed`s decision to taper economic stimulus by reducing their quantitative easing, or “QE” program as was announced in May of 2013.  Though the cutback of economic stimulus could be seen as a reflection of stronger US economic growth, decreasing unemployment rates and increased US consumption, the possibility of an increase of interest rates in the near term began to gain more traction.  The main adverse condition we assessed was not only a decrease in the prices of bonds to allow for higher reference interest rates, but rather the unprecedented levels of funds flowing out of markets (Latin America included) back to the US in search of investment alternatives.  The sustained and drastic outflow of funds lead to lower valuation of stocks and bonds as well as a depreciation of foreign exchanges rates, reducing the relative value of investments.  To this day, the outflow of funds has diminished significantly, yet a reversal in the direction of the flow is not categorical.  Finally, it is worth mentioning that despite these external shocks, almost all of the sovereign debt and corporate debt in Latin America maintained or even improved its credit rating, leading to believe that the valuations were more of a reaction to a change in US policy rather than the underlying fundamentals.

More specifically to the Latin America Region, we have seen drops in the prices of minerals (lead mainly by gold, silver, copper and lithium) coupled with a slowdown in overall demand for commodities by China.  Though China has a profound impact on the world economy as a whole, we particularly witnessed an impact on the valuations of securities of Chilean, Peruvian and Brazilian companies that obtain their revenues from exports to China.  Also worth mentioning is that during this last fiscal year, the Mexican economy surprisingly slowed down, driven mainly by a significant, prolonged cutback in government expenditures as the new administration placed projects on hold, crafted new reforms and transitioned onto a new term.  “Interim policies” slowed the economy even further, negatively affecting the homebuilding, construction, infrastructure, telecommunications and financial sectors.  Promising economic reforms were finally passed by the Mexican Congress in December of 2013, but will take time to materialize.  We also note that even though we have no investments in several countries within the Region, the spillover effects of the challenges faced by some administrations affected the revenues generated by international companies that derive revenues from these markets.  Overall, however, we witnessed firsthand the maturity and pro-activeness demonstrated by Latin America as a whole via the deployment of monetary and fiscal policies to spur economic growth while mitigating external shocks.

STRATEGIC ASSET MANAGEMENT, LTD – “on the ground”

STRATEGIC ASSET MANAGEMENT, LTD – “on the ground”

Our portfolio turnover rate for the past year was 176%, which we believe is moderate given the dynamic conditions found in the Region and when considering the reduction in stimulus on behalf of the US Federal Reserve.  A portion of the portfolio turnover rate can also be attributed to the shifts in relative over-weighing or relative under-weighing a specific asset class (i.e. going from mostly equity to fixed income or vice versa) depending on the conditions of markets at a given time.

Given our flexible investment approach regarding asset allocation, the blended benchmark we have selected is composed by a weighting of 65% Credit Suisse Latin America Corporate Bond Index and 35% MSCI EM Latin America IMI Index.  In this regard, the Fund`s performance performed competitively, yet lower than the blended benchmark which returned - 5.37% for the last year.  Specifically, the Credit Suisse Latin America Corporate Bond Index had a return of - 0.21% last year while the MSCI EM Latin America IMI Index returned - 14.98% for the same period.

In our view, the Region has and is undergoing an adjustment to external economic conditions, having fared more favorably and with more resilience than other regions of the world.  A review of the macroeconomic conditions from the Region reaffirms our optimistic outlook as none of the fundamental factors have been altered or significantly deteriorated.  The demographics that shape Latin America today, mainly a young workforce, sustained population growth, an overall increase in purchasing power from a larger middle class and identifiable consumer needs along internal demand for products and services from the Region and across the Region will continue to create favorable target markets for companies.  We believe the abundance of natural resources, a growing internal consumer base and natural market tendencies will allow companies to deploy aggressive regional/multi-country market penetration and positioning strategies in the upcoming years.

As always, we will be monitoring and analyzing changes, dynamics and tendencies in the Region in an effort to identify investment opportunities.

We appreciate you being a shareholder!

Sincerely,

Heiner W. Skaliks

Portfolio Manager of Strategic Latin America Fund & C.E.O. of Strategic Asset Management, Ltd.

La Paz, Bolivia

STRATEGIC ASSET MANAGEMENT, LTD – “on the ground”

STRATEGIC ASSET MANAGEMENT, LTD – “on the ground”

*	Effective April 28, 2014, the portfolio manager for the Strategic Latin America Fund is Mauricio Alvarez. Heiner Skaliks is no longer a portfolio manager of the Fund.

The views in this letter were as of March 31, 2014 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Mutual fund investing involves risk, including the potential loss of principal. Small- and mid-cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return. For a complete description of risks associated with the Fund please refer to the prospectus.

The MSCI EM Latin America Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of emerging markets in Latin America. The MSCI EM Latin America Index consisted of the following 5 emerging market country indices: Brazil, Chile, Colombia, Mexico, and Peru. It is not possible to invest directly in an index.

The Credit Suisse Latin America Corporate Bond Index is a diversified basket of liquid, tradable Latin American corporate bond issues that are denominated in US dollars.

STRATEGIC ASSET MANAGEMENT, LTD – “on the ground”

Strategic Latin America Fund
FUND PERFORMANCE at March 31, 2014 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares (assumes the maximum sales load charged by the Fund), made at its inception, with a similar investment in the Credit Suisse Latin America Corporate Bond Index, the MSCI EM Latin America IMI Index and the Custom Index.  Results include the reinvestment of all dividends and capital gains.

The Credit Suisse Latin America Corporate Bond Index is a diversified basket of liquid, tradable Latin American Corporate Bond issues that are denominated in U.S. dollar.  The MSCI EM (Emerging Markets) Latin America IMI Index is a free float-Adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets in Latin America.  The Custom Index is composed of a 65% weighting in the Credit Suisse Latin America Corporate Bond Index and a 35% weighting in the MSCI EM Latin America IMI Index.  The indices do not reflect expenses, fees or sales charge, which would lower performance.  The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of March 31, 2014	1 Year	2 Years	Since Inception (05/03/10)
Before deducting maximum sales charge
Class A¹	-11.75%	-4.16%	0.36%
After deducting maximum sales charge
Class A¹	-16.13%	-6.61%	-0.96%
Credit Suisse Latin America Corporate Bond Index	-0.21%	3.92%	6.90%
MSCI EM Latin America IMI Index	-14.98%	-9.44%	-3.39%
Custom Index	-5.37%	-0.70%	3.59%

The performance date quoted here represents past performance and past performance is not a guarantee of future results.   Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 716-7116.

Gross and Net Expense Ratios for Class A shares are 2.28% and 1.80% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund.  In the absence of such waivers, the Fund’s returns would have been lower.  The contractual fee waivers are in effect until July 31, 2014.

¹	Maximum sales charge for Class A shares is 5.00%.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares redeemed within 60 days of purchase will be charged 2.00% redemption fee.

Strategic Latin America Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2014

Principal Amount		Value

	CORPORATE BONDS – 31.1%
	BRAZIL – 6.5%
$100,000	Bertin S.A. / Bertin Finance Ltd. 10.25%, 10/5/2016	$113,500
100,000	Braskem International Ltd. 9.38%, 6/1/2015	107,831
1,000,000	JBS S.A. 10.50%, 8/4/2016	1,131,250
501,000	Tam Capital, Inc. 7.38%, 4/25/2017	532,312
		1,884,893
	COLOMBIA – 0.4%
100,000	AES Chivor & Cia SCA ESP 9.75%, 12/30/2014	107,000

	EL SALVADOR – 1.9%
500,000	Telemovil Finance Co., Ltd. 8.00%, 10/1/20171	536,875

	GERMANY – 0.4%
100,000	Dresdner Bank A.G. 7.25%, 9/15/2015	107,112

	MEXICO – 16.1%
700,000	Controladora Mabe S.A. de C.V. 6.50%, 12/15/2015	733,250
200,000	Empresas ICA S.A.B. de C.V. 8.38%, 7/24/20171	199,500
1,200,000	Financiera Independencia S.A.B. de C.V. 10.00%, 3/30/2015	1,249,500
5,230,000	Ford Credit de Mexico S.A. de C.V. SOFOM ENR 4.49%, 10/3/20142	401,787
5,220,000	Grupo Bimbo S.A.B. de C.V. 5.35%, 6/9/20142	401,002
5,090,000	HSBC / CEMEX Mexico S.A. de C.V. - CEMEX Concretos S.A. de C.V. 5.80%, 10/5/20152	392,493
	Mexican Bonos
13,016,000	8.00%, 12/17/2015	1,063,506
2,440,000	7.25%, 12/15/2016	201,497
		4,642,535
	PERU – 5.6%
550,000	Banco de Credito del Peru 4.75%, 3/16/2016	583,000

Strategic Latin America Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2014

Principal Amount		Value

	CORPORATE BONDS (Continued)
	PERU (Continued)
$950,000	Intercorp Retail Trust 8.88%, 11/14/20181	$1,017,687
		1,600,687
	UNITED STATES – 0.2%
54,062	Continental Airlines 2007-1 Class C Pass-Through Trust 7.34%, 4/19/2014	53,946

	TOTAL CORPORATE BONDS (Cost $8,876,779)	8,933,048

Number of Shares

	COMMON STOCKS – 57.1%
	BRAZIL – 2.3%
55,000	AMBEV S.A. - ADR	407,550
24,500	Gol Linhas Aereas Inteligentes S.A. - ADR*	119,070
4,000	Petroleo Brasileiro S.A. - ADR	52,600
6,500	Vale S.A. - ADR	89,895
		669,115
	CHILE – 4.5%
959,154	Banco de Chile	120,687
8,000	CAP S.A.	129,504
400,000	Colbun S.A.	98,575
17,000	Enersis S.A. - ADR	264,010
44,300	Latam Airlines Group S.A. - ADR	666,715
		1,279,491
	COLOMBIA – 8.7%
105,000	Avianca Holdings S.A.	224,436
27,415	Banco Davivienda S.A.	354,237
22,000	BanColombia S.A. - ADR	1,242,560
151,177	Constructora Conconcreto S.A.	109,630
11,576	Empresa de Energia de Bogota S.A. ESP	9,451
15,000	Grupo Argos S.A.	157,307
10,500	Grupo de Inversiones Suramericana S.A.	194,352
14,896	Grupo Nutresa S.A.	206,073
		2,498,046
	MEXICO – 26.1%
65,000	America Movil S.A.B. de C.V. - ADR	1,292,200
37,000	Arca Continental S.A.B. de C.V.	220,999

Strategic Latin America Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	MEXICO (Continued)
100,960	Cemex S.A.B. de C.V. - ADR*	$1,275,125
144,910	Compartamos S.A.B. de C.V.	264,835
60,000	Corp Inmobiliaria Vesta S.A.B. de C.V.	121,512
227,730	Empresas ICA S.A.B. de C.V. - ADR*	1,500,741
13,000	Gruma S.A.B. de C.V. - Class B*	107,531
90,000	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	326,966
60,600	Grupo Financiero Banorte S.A.B. de C.V. - Class O	407,682
113,000	Grupo Financiero Santander Mexico S.A.B. de C.V. - Class B - ADR	1,388,770
35,000	Industrias Bachoco S.A.B. de C.V.	128,118
89,700	Mexichem S.A.B. de C.V.	317,425
62,100	Wal-Mart de Mexico S.A.B. de C.V.	147,360
		7,499,264
	PERU – 9.6%
120,200	Alicorp S.A.A.	342,048
164,650	BBVA Banco Continental S.A.	301,035
114,000	Cia de Minas Buenaventura S.A.A. - ADR	1,432,980
252,006	Corp Aceros Arequipa S.A.	55,577
76,800	Empresa de Distribucion Electrica de Lima Norte S.A.	125,118
358,928	Ferreyros S.A.A.	192,787
51,786	Grana y Montero S.A.	180,522
43,000	Luz del Sur S.A.A.	137,659
96	Southern Copper Corp.	2,795
		2,770,521
	SPAIN – 0.8%
25,000	Banco Santander S.A. - ADR	239,500

	UNITED STATES – 5.1%
20,000	Citigroup, Inc.	952,000
10,000	MetLife, Inc.	528,000
		1,480,000
	TOTAL COMMON STOCKS (Cost $19,767,340)	16,435,937

	EXCHANGE TRADED FUNDS – 4.2%
	EUROPEAN ZONE – 1.3%
3,500	iShares Europe ETF	168,980
5,000	iShares MSCI EMU ETF	211,350
		380,330

Strategic Latin America Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2014

Number of Shares		Value

	EXCHANGE TRADED FUNDS (Continued)
	MEXICO – 2.9%
13,000	iShares MSCI Mexico Capped ETF	$831,350

	TOTAL EXCHANGE TRADED FUNDS (Cost $1,256,295)	1,211,680

Principal Amount

	SHORT-TERM INVESTMENTS – 6.2%
$1,780,971	UMB Money Market Fiduciary , 0.01%3	1,780,971

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,780,971)	1,780,971

	TOTAL INVESTMENTS – 98.6% (Cost $31,681,385)	28,361,636
	Other Assets in Excess of Liabilities – 1.4%	399,431

	TOTAL NET ASSETS – 100.0%	$28,761,067

ADR – American Depositary Receipt

*	Non-income producing security.
1	Callable.
2	Variable, floating or step rate security.
3	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Strategic Latin America Fund
SUMMARY OF INVESTMENTS
As of March 31, 2014

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Financials	21.3%
Materials	12.0%
Industrials	8.0%
Consumer Staples	5.4%
Communications	4.5%
Consumer Discretionary	3.5%
Utilities	2.2%
Energy	0.2%
Total Common Stocks	57.1%
Corporate Bonds
Financials	10.3%
Consumer Staples	8.3%
Governments	4.4%
Consumer Discretionary	3.4%
Communications	1.9%
Materials	1.7%
Industrials	0.7%
Utilities	0.4%
Total Corporate Bonds	31.1%
Short-Term Investments	6.2%
Exchange Traded Funds	4.2%
Total Investments	98.6%
Other Assets in Excess of Liabilities	1.4%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Strategic Latin America Fund
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2014

Assets:
Investments, at value (cost $31,681,385)	$28,361,636
Cash	60,000
Cash deposited with brokers for securities sold short	10,947
Receivables:
Investment securities sold	2,153,109
Dividends and interest	146,923
Prepaid expenses	7,773
Total assets	30,740,388

Liabilities:
Payables:
Investment securities purchased	1,855,098
Fund shares redeemed	28
Advisory fees	12,531
Distribution fees (Note 7)	5,979
Due to custodian	49,928
Auditing fees	16,750
Fund accounting fees	9,110
Transfer agent fees and expenses	8,836
Custody fees	7,593
Administration fees	6,437
Chief compliance officer fees	733
Trustees' fees and expenses	278
Accrued other expenses	6,020
Total liabilities	1,979,321

Net Assets	$28,761,067

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$34,959,607
Accumulated net investment income	70,503
Accumulated net realized loss on investments, securities sold short
and foreign currency transactions	(2,949,596)
Net unrealized appreciation (depreciation) on:
Investments	(3,319,749)
Foreign currency translations	302
Net Assets	$28,761,067

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$28,761,067
Shares of beneficial interest issued and outstanding	3,494,684
Redemption price	$8.23
Maximum sales charge (5.00% of offering price)*	0.43
Maximum public offering price per share	$8.66

*	On sales of $25,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Strategic Latin America Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $19,231)	$294,047
Interest (net of foreign withholding taxes of $5,462)	790,111
Total investment income	1,084,158

Expenses:
Advisory fee	328,929
Distribution fees (Note 7)	74,757
Fund accounting fees	54,806
Transfer agent fees and expenses	53,457
Custody fees	45,355
Administration fees	42,888
Registration fees	20,742
Legal fees	19,414
Auditing fees	16,751
Chief compliance officer fees	9,349
Shareholder reporting fees	7,001
Dividends on securities sold short (net of foreign taxes paid)	6,569
Miscellaneous	6,281
Trustees' fees and expenses	4,564
Brokerage expense	2,679
Insurance fees	1,263

Total expenses	694,805
Advisory fees waived	(147,418)
Net expenses	547,387
Net investment income	536,771

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short and Foreign Currency:
Net realized gain (loss) on:
Investments	(2,262,116)
Securities sold short	5,236
Foreign currency transactions	(8,077)
Net realized loss	(2,264,957)
Net change in unrealized appreciation/depreciation on:
Investments	(2,404,604)
Securities sold short	43,669
Foreign currency translations	302
Net change in unrealized appreciation/depreciation	(2,360,633)
Net realized and unrealized loss on investments	(4,625,590)

Net Decrease in Net Assets from Operations	$(4,088,819)

See accompanying Notes to Financial Statements.

Strategic Latin America Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31, 2014	March 31, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$536,771	$656,335
Net realized gain (loss) on investments, securities sold short
and foreign currency transactions	(2,264,957)	488,658
Net change in unrealized appreciation/depreciation on investments,
securities sold short and foreign currency translations	(2,360,633)	(126,304)
Net increase (decrease) in net assets resulting from operations	(4,088,819)	1,018,689

Distributions to Shareholders:
From net investment income	(603,260)	(1,028,943)
From net realized gain	(753,139)	(751,528)
Total distributions	(1,356,399)	(1,780,471)

Capital Transactions:
Net proceeds from shares sold	1,124,122	9,799,148
Reinvestment of distributions	1,204,724	1,528,232
Cost of shares redeemed1	(6,277,661)	(197,566)
Net increase (decrease) in net assets from capital transactions	(3,948,815)	11,129,814

Total increase (decrease) in net assets	(9,394,033)	10,368,032

Net Assets:
Beginning of Period	38,155,100	27,787,068
End of Period	$28,761,067	$38,155,100

Accumulated net investment income	$70,503	$149,495

Capital Share Transactions:
Shares sold	125,919	985,098
Shares reinvested	147,277	157,064
Shares redeemed	(678,915)	(20,314)
Net increase (decrease) in capital share transactions	(405,719)	1,121,848

1	Net of redemption fees of $83, and $1,671, respectively.

See accompanying Notes to Financial Statements.

Strategic Latin America Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year		For the Year		For the Year		For the Period May 3, 2010*
	Ended March 31, 2014		Ended March 31, 2013		Ended March 31, 2012		through March 31, 2011
Net asset value, beginning of period	$9.78		$10.00		$10.28		$10.00
Income from Investment Operations:
Net investment income1	0.15		0.22		0.22		0.17
Net realized and unrealized gain (loss) on investments	(1.30)		0.18		(0.08)		0.64	2
Total from investment operations	(1.15)		0.40		0.14		0.81

Less Distributions:
From net investment income	(0.18)		(0.36)		(0.05)		(0.12)
From net realized gain	(0.22)		(0.26)		(0.37)		(0.41)
Total distributions	(0.40)		(0.62)		(0.42)		(0.53)

Redemption fee proceeds	-	4	-	4	-	4	-

Net asset value, end of period	$8.23		$9.78		$10.00		$10.28

Total return 3	(11.75)%		4.08%		2.13%		8.11%	5

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$28,761		$38,155		$27,787		$27,015

Ratio of expenses before fees waived including interest expense and
dividends on securities sold short to average net assets	2.32%		2.35%		2.35%		2.45%	6
Ratio of expenses after fees waived including interest expense and
dividends on securities sold short to average net assets	1.83%		1.87%		1.80%		1.80%	6
Ratio of expenses after fees waived excluding interest expense and
dividends on securities sold short to average net assets	1.80%		1.80%		1.80%		1.80%	6
Ratio of net investment income after fees waived including interest expense and
dividends on securities sold short to average net assets	1.79%		2.24%		2.29%		1.81%	6

Portfolio turnover rate	176%		142%		317%		273%	5

*	Commencement of Operations
1	Calculated based on average shares outstanding for the period.
2
The Advisor reimbursed the Fund $4,504 for losses due to trading error. As of March 31, 2011, the reimbursement amount was less than $0.01 per share. This reimbursement had no impact to the Fund's total return.

3
Total returns would have been lower had expenses not been waived and/or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns shown do not include payment of sales load of 5.00% of offering price which is reduced on sales of $25,000 or more. If the sales charge was included total returns would be lower.

4	Amount represents less than $0.01 per share.
5	Not annualized.
6	Annualized.

See accompanying Notes to Financial Statements.

Strategic Latin America Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2014

Note 1 – Organization
Strategic Latin America Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to provide income and long-term capital appreciation. The Fund commenced investment operations on May 3, 2010.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at the bid price obtained from at least one broker-dealer or at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined.  If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.  Other types of portfolio securities that the Fund may fair value include, but are not limited to:  (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

Strategic Latin America Fund
NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2014

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Current tax attributable to net capital gains is reflected as a component of realized gain/loss on securities in the accompanying financial statements.

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted prior to when the Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Short Sales
Short sales are transactions under which the Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.  The Fund may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss.  The Fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Fund paid for the security at the time it was borrowed.

Strategic Latin America Fund
NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2014

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Strategic Asset Management, Ltd (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.10% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A,  expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.80% of the Fund's average daily net assets until July 31, 2014.

Strategic Latin America Fund
NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2014

For the year ended March 31, 2014, the Advisor waived $147,418 of its advisory fees.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At March 31, 2014, the amount of these potentially recoverable expenses was $424,975.  The Advisor may recapture all or a portion of this amount no later than March 31, of the years stated below:

2015	$ 138,154
2016	139,403
2017	147,418

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended March 31, 2014, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2014, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At March 31, 2014, gross unrealized appreciation and depreciation of investments based on cost for federal income tax purposes were as follows:

Cost of investments	$31,687,440

Gross unrealized appreciation	$357,516
Gross unrealized depreciation	(3,683,320)
Net unrealized depreciation on investments	$(3,325,804)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2014, permanent differences in book and tax accounting have been reclassified between paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$1,259	$(12,503)	$11,244

Strategic Latin America Fund
NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2014

As of March 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$70,503
Undistributed long-term capital gains	-
Tax accumulated earnings	$70,503

Accumulated capital and other losses	(2,943,541)
Net unrealized depreciation on investments	(3,325,804)
Net unrealized appreciation on foreign currency translations	302
Total accumulated deficit	$(6,198,540)

The tax character of the distributions paid during the fiscal years ended March 31, 2014 and March 31, 2013, were as follows:

Distributions paid from:	2014	2013
Ordinary Income	$1,211,509	$1,780,471
Net long-term capital gains	144,890	-
Total distributions paid	$1,356,399	$1,780,471

Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.  As of March 31, 2014, the Fund had $2,943,541 of post-October losses, which are deferred until April 1, 2014 for tax purposes.

Note 5 – Redemption Fees
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 60 days of purchase.  For the year ended March 31, 2014, the Fund received $83 in redemption fees.

Note 6 – Investment Transactions
For the year ended March 31, 2014, purchases and sales of investments, excluding short-term investments, were $50,473,460 and $55,632,936, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to IMST Distributors, LLC.

For the year ended March 31, 2014, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Strategic Latin America Fund
NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2014

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2014, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3**	Total
Investments
Common Stocks*	$16,435,937	$-	$-	$16,435,937
Corporate Bonds	-	8,933,048	-	8,933,048
Exchange-Traded Funds	1,211,680	-	-	1,211,680
Short-Term Investments	1,780,971	-	-	1,780,971
Total Investments	$19,428,588	$8,933,048	$-	$28,361,636

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Strategic Latin America Fund
NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2014

Note 10 – Line of Credit
The Fund has an uncommitted $4,000,000 line of credit with UMB Bank, n.a.  Borrowings under this arrangement bear interest at the greater of the federal funds rate plus 1.75% per annum or 2.00% per annum.  There are no borrowing activities for the year ended March 31, 2014.

Note 11 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The Fund’s policies permit the Fund to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations.  Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract.  The forward contracts were bought or sold to protect the Fund, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Fund of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$).  As a result, the relative strength of the US$ may be an important factor in the performance of the Fund.  For the year ended March 31, 2014, the Fund did not enter into any forward contracts.

Note 12 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Strategic Latin America Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 3, 2010 (commencement of operations) through March 31, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Strategic Latin America Fund as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and the period March 3, 2010 to March 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 30, 2014

Strategic Latin America Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For the period ended March 31, 2014, 19.45% of dividends to be paid from net investment income, including short-term capital gains from the Fund, are designated as qualified dividend income.

For the period ended March 31, 2014, 0.43% of dividends to be paid from net investment income, including short-term capital gains from the Fund, are designated as dividends received deduction available to corporate shareholders.

For Federal income tax purposes, the Fund designates long-term capital gain dividends of $144,906 or the amounts determined to be necessary, for the year ended March 31, 2014.

For the period ended March 31, 2014, 6.97% of the dividends to be paid from net investment income, including short-term capital gains from the Fund are designated as qualified interest income.

For the period ended March 31, 2014, 48.55% of the dividends to be paid from net investment income, including short-term capital gains from the Fund are designated as qualified short-term capital gains.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 716-7116.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (Born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	70	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	70	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA.	70	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	70	Investment Managers Series Trust II, a registered investment company

Strategic Latin America Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	70	Investment Managers Series Trust II, a registered investment company
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Maureen Quill a	Since December 2013	Executive Vice President, UMB Fund Services, Inc. (1996-present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998)
			N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present)	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Strategic Latin America Fund
EXPENSE EXAMPLE
For the Six Months Ended March 31, 2014 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 10/1/13 to 3/31/14.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	10/1/13	3/31/14	10/1/13 – 3/31/14
Actual Performance	$1,000.00	$1,005.90	$9.08
Hypothetical (5% annual return before expenses)	1,000.00	1,015.88	9.13

*
Expenses are equal to the Fund’s annualized expense ratio of 1.82% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).  The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Strategic Latin America Fund
a series of the Investment Managers Series Trust

Investment Advisor
Strategic Asset Management, Ltd
Calle Ayacucho No. 277
La Paz, Bolivia

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Strategic Latin America Fund	SLATX	461 418 733

Privacy Principles of the Strategic Latin America Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Strategic Latin America Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 716-7116 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 716-7116 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (888) 716-7116. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Strategic Latin America Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free:  (888) 716-7116

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (888)716-7116.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2014	FYE 3/31/2013
Audit Fees	$14,250	$13,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2014	FYE 3/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 3/31/2014	FYE 3/31/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	6/6/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	6/6/14

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	6/6/14